UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – September 30, 2010

Item 1: Reports to Shareholders

Vanguard Equity Income Fund
Annual Report

September 30, 2010

> For the fiscal year ended September 30, 2010, Vanguard Equity Income Fund returned about 11%.

> The fund outperformed its benchmark, the FTSE High Dividend Yield Index, by more than 2 percentage points for the period.

> The fund’s 30-day SEC yield declined slightly from 2009 fiscal year-end as stock prices rose.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Equity Income Fund
Investor Shares	11.36%
Admiral™ Shares	11.50
FTSE High Dividend Yield Index	9.29
Equity Income Funds Average	11.09

Equity Income Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$17.40	$18.83	$0.528	$0.000
Admiral Shares	36.46	39.47	1.141	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Equity Income Fund returned about 11% for the 12 months ended September 30, 2010. The fund performed considerably better than its index, the FTSE High Dividend Yield Index, which returned about 9% for the period. The fund also outperformed the average return for equity income funds.

At the end of the 12-month period, the fund had a 30-day SEC yield of 2.60%, more than 1 percentage point higher than the yield of the broad stock market, as measured by Vanguard Total Stock Market Index Fund Investor Shares. The yield is down a bit from its year-ago level, as investor enthusiasm for dividend-paying stocks has boosted share prices.

Also, please note that on October 6, after the close of the period, Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer.

In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Dividend-paying stocks make a strong comeback
In the wake of the 2008–2009 financial crisis, many companies slashed or eliminated dividends, putting pressure on dividend-oriented funds. From the fourth quarter of 2008 to the fourth quarter of 2009, for example, dividends paid by the companies in the S&P 500 Index declined by about 20%, according to Standard & Poor’s. Although payouts have yet to return to their precrisis highs, dividends have been bouncing back, boosting enthusiasm for—and the share prices of—dividend-paying stocks.

General Electric, one of the fund’s top-10 holdings, illustrates the tos and fros. Amid fallout from the financial crisis, the company cut its dividend in 2009 for the first time since the Great Depression. In July, General Electric’s Board of Directors announced a 20% increase in dividends to 12 cents per share, up from 10 cents per share.

Investor enthusiasm for dividend-paying companies may also reflect dissatisfaction with the distressingly small yields available from fixed income investments. Although stock prices are much more volatile than bond prices, investors seem to view stocks

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.36%	0.24%	1.36%

The fund expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratios were 0.31% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Equity Income Funds.

that pay dividends as an alternative to low-yielding fixed income securities. During the past 12 months, this search for income in the stock market brought investors the additional benefit of a solid increase in share prices.

The fund’s 30-day SEC yield dropped during the period, even as the dividend climate improved. At the end of the 12 months, the fund’s 30-day SEC yield was 2.60% for Investor Shares (down from 2.80% at the end of the 2009 fiscal year). Still, the fund’s 30-day SEC yield was more than a percentage point higher than the broad stock market’s yield of 1.52% as measured by Vanguard Total Stock Market Index Fund’s Investor Shares. The overall drop in yields was mostly attributable to a concurrent rise in company stock prices.

On a sector level, stocks in information technology, consumer discretionary, materials, and consumer staples all contributed to the fund’s relative performance. In technology, software companies were down for the period, but the fund managed to avoid some of the harder-hit stocks. In consumer-related industries, household goods, retailers, and food products all helped performance, while chemical and container companies were areas of strength in the materials sector.

Although the fund’s financial holdings—which accounted for about 15% of the fund’s assets, on average, during the period—posted overall negative results, stock selection in the sector helped boost performance relative to the index. The opposite was true in the

Total Returns
Ten Years Ended September 30, 2010

Average
Annual Return
Equity Income Fund Investor Shares	3.52%
Spliced Equity Income Index	3.31
Equity Income Funds Average	2.42

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

Equity Income Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

telecommunication services industry. Although these stocks turned in strong results for the period, the fund’s performance in this sector trailed that of the index. The fund’s underperformance was mostly because of its limited exposure to Verizon Communications, which jumped 23% for the period.

Fund’s long-term results outperform by comparative standards
For the ten years ended September 30, Investor Shares of Vanguard Equity Income Fund posted an average annual return of 3.52%. The fund slightly outperformed its benchmark index (+3.31%) for the same period, and returned significantly more than its peer-group average (+2.42%).

The fund’s two advisors—Wellington Management Company and Vanguard Quantitative Equity Group—identify dividend-paying, undervalued companies whose share prices are expected to appreciate over time. Each advisor follows its own distinct strategy, and together they’ve led the fund to competitive long-term results. In addition to the advisors’ skills, the fund’s low costs have helped to provide a head start on performance compared with its peers.

Focus on your goals rather than the market’s moves
The stock market’s ups and downs can be unsettling for investors, but the volatility is also a good reminder that you shouldn’t let the market’s unpredictable movements startle you or influence your long-term investment strategy.

While nobody can predict what’s going to happen next in the financial markets, we can position our investment portfolios to make sure that they’re in line with our long-term financial goals. Vanguard encourages you to create a plan that includes a mix of stocks, bonds, and short-term investments appropriate for your goals and risk tolerance.

A well-balanced investment portfolio can help provide some cushion from the stock market’s downward swings while allowing you to participate in its long-term potential for growth. Vanguard’s low-cost Equity Income Fund can play an important role in such an investment plan, particularly for investors who hope to generate regular income from their stock portfolios.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2010

Advisors’ Report

For the fiscal year ended September 30, the Equity Income Fund returned about 11%, reflecting the combined results of your fund’s two independent investment advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 15, 2010.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	61	2,622	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative Equity	35	1,520	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings-quality of companies as compared with
			their peers.
Cash Investments	4	176	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Wellington Management Company, llp

Portfolio Manager:
W. Michael Reckmeyer, III, CFA, Senior Vice President and Equity Portfolio Manager

U.S. economic growth slowed from the pace experienced in the first half of 2010, as the benefit from significant inventory restocking waned and the pace of job growth was muted. Midcycle economic corrections are not uncommon, and while we acknowledge that there is the risk of an economic double dip, we believe that the economy will continue to expand at a moderate pace.

Corporate earnings have been strong because of aggressive cost cutting and improving revenues. The stabilizing economic outlook should enable corporations to grow revenues at a moderate pace and, combined with strong operating leverage generated by their slimmed-down cost structure, should drive attractive earnings growth.

Global economic growth remains solid, largely driven by the emerging economies. China is still the key driver of growth, and while there remains some risk that Chinese economic activity will unravel, we believe the country will successfully navigate through this economic slowdown. European growth remains mixed, with Germany experiencing strong growth, while other countries, such as Greece and Spain, struggle with big deficits.

Over the past 12 months, we sold several companies that reached our target prices, such as Nestlé, Caterpillar, and Air Products. We also sold Ingersoll Rand and UNUM as they approached our target prices and reinvested the proceeds into names with more attractive dividend yields. BP and AFLAC were sold because of eroding fundamentals.

Our largest purchases included insurance broker Marsh & McLennan, food manufacturing and packaging company Kraft, energy producer Exxon Mobil, and security provider Tyco International.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

After starting the fiscal year with two strong quarters of returns, the U.S. equity market headed south during the fiscal third quarter, declining more than 10%, only to see a strong rally finish the fiscal fourth quarter and year. The September recovery came despite continued weakness and uncertainty in economic data.

There has been a slow and steady decline of GDP results since the fourth quarter of 2009, when GDP growth registered a 5.0% gain followed by a 3.7% gain in the first calendar quarter of 2010, and finally a 1.6% gain in the second quarter. Corporate earnings have continued to surprise to the upside and may continue for this third quarter. Still, an uncertain global recovery, near-10% unemployment, sovereign debt concerns, and recent Federal Reserve statements discussing the possibility of additional stimulus measures have investors cautious and concerned about where equity markets will head next.

Higher dividend-yielding stocks, the focus of your investment in the Equity Income Fund, returned 9.3% for the period, as measured by the FTSE High Dividend Yield Index.

For the 12-month period, returns in this area of the equity market were led by consumer discretionary, materials, and telecommunication companies. Technology and financial company returns were the laggards for the fiscal period.

Our valuation, management decisions, growth, and quality indicators accurately distinguished the outperformers from the underperformers for the period. Our valuation model measures the price we will pay for a stock’s earnings or cash flow. The management decisions model evaluates the decisions corporate managers make to enhance shareholder value, while the growth indicator differentiates between companies with low valuations because of poor growth prospects and firms with more attractive prospects. The quality model measures balance sheet strength and the sustainability of earnings. Our market sentiment model, which assesses investor’s actions toward a company in the marketplace, was negative for the period and detracted from our overall results.

Stock selections were strongest in the financial and materials sectors. In financials, selections such as New York Community Bancorp and an underweighting in Citigroup added most to our returns. In the materials category, Lubrizol, DuPont, and Eastman Chemical were the largest contributors to our relative results. On the other hand, our selections in the industrial, utilities, and technology sectors held back our overall return. R.R. Donnelley & Sons, Exelon, Jabil Circuit, and Diebold were among the holdings that did not perform as we expected.

Although proof of a stable economic recovery has not yet materialized and market uncertainty and volatility may be with us for the near term, we remain committed to a portfolio of companies with lower relative price-to-earnings and cash-flow ratios, growth rates near the market, a higher return on equity, quality balance sheets, and positive market sentiment.

We believe this “growth at a reasonable price” approach to building a portfolio, combined with a disciplined risk control framework, offers an attractive profile that the market will reward in the long term. We thank you for your investment and trust and we look forward to reporting to you in 2011.

Equity Income Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.36%	0.24%
30-Day SEC Yield	2.60%	2.60%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	147	552	3,920
Median Market Cap $53.6B		$53.6B	$27.3B
Price/Earnings Ratio	13.3x	14.4x	17.1x
Price/Book Ratio	2.1x	2.2x	2.1x
Return on Equity	20.8%	21.3%	19.1%
Earnings Growth Rate	1.6%	2.0%	6.4%
Dividend Yield	3.3%	3.2%	1.8%
Foreign Holdings	3.6%	0.0%	0.0%
Turnover Rate	45%	—	—
Short-Term Reserves	0.5%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	9.3%	8.3%	11.7%
Consumer Staples	15.0	17.7	10.1
Energy	11.6	11.0	9.7
Financials	12.8	10.3	16.6
Health Care	12.0	12.0	11.2
Industrials	14.8	15.7	11.1
Information
Technology	8.9	8.6	19.0
Materials	4.5	3.9	4.2
Telecommunication
Services	3.8	5.0	2.9
Utilities	7.3	7.5	3.5

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	0.99	0.92
Beta	0.91	0.86

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Chevron Corp.	Integrated Oil &
	Gas	3.8%
Johnson & Johnson	Pharmaceuticals	3.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.9
Microsoft Corp.	Systems Software	2.8
Pfizer Inc.	Pharmaceuticals	2.7
Merck & Co. Inc.	Pharmaceuticals	2.7
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
3M Co.	Industrial
	Conglomerates	2.5
General Electric Co.	Industrial
	Conglomerates	2.5
Top Ten		28.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratios were 0.31% for Investor Shares and 0.22% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Income Fund Investor Shares	11.36%	1.77%	3.52%	$14,128
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	0.41	10,421
Spliced Equity Income Index	9.29	0.92	3.31	13,852
Equity Income Funds Average	11.09	1.24	2.42	12,697

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

Equity Income Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(8/13/2001)	Investment
Equity Income Fund Admiral Shares	11.50%	1.89%	3.33%	$67,406
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	2.69	63,729
Spliced Equity Income Index	9.29	0.92	3.49	68,413
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

Equity Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
Shares		($000)
Common Stocks (96.5%)[1]
Consumer Discretionary (8.8%)
McDonald’s Corp.	1,161,605	86,551
Home Depot Inc.	2,581,600	81,785
Stanley Black &
Decker Inc.	787,200	48,240
Genuine Parts Co.	1,060,800	47,301
Mattel Inc.	854,200	20,040
Nordstrom Inc.	476,900	17,741
Time Warner Inc.	461,900	14,157
Limited Brands Inc.	407,300	10,907
Williams-Sonoma Inc.	293,200	9,294
Whirlpool Corp.	88,100	7,133
Gannett Co. Inc.	565,728	6,919
Comcast Corp.
Special Class A Shares	402,600	6,848
Darden Restaurants Inc.	124,600	5,330
Cooper Tire & Rubber Co.	253,074	4,968
H&R Block Inc.	302,200	3,913
DR Horton Inc.	283,200	3,149
Cracker Barrel Old Country
Store Inc.	54,700	2,777
McGraw-Hill Cos. Inc.	80,800	2,671
Comcast Corp. Class A	66,900	1,210
		380,934
Consumer Staples (14.5%)
Philip Morris
International Inc.	1,480,955	82,963
PepsiCo Inc.	1,196,700	79,509
Kraft Foods Inc.	1,902,989	58,726
Altria Group Inc.	2,287,055	54,935
Procter & Gamble Co.	859,300	51,532
General Mills Inc.	1,341,000	49,000
Wal-Mart Stores Inc.	859,000	45,974
Kimberly-Clark Corp.	704,388	45,821
Sysco Corp.	1,446,800	41,263
Coca-Cola Co.	443,082	25,929

			Market
			Value
		Shares	($000)
	Lorillard Inc.	303,900	24,406
	Colgate-Palmolive Co.	153,100	11,767
	Hershey Co.	202,900	9,656
	Sara Lee Corp.	717,200	9,632
	ConAgra Foods Inc.	423,700	9,296
	Del Monte Foods Co.	546,500	7,165
	Herbalife Ltd.	106,600	6,433
	Ruddick Corp.	134,700	4,671
	Hormel Foods Corp.	87,000	3,880
	Nu Skin Enterprises Inc.
	Class A	132,000	3,802
			626,360
Energy (11.0%)
	Chevron Corp.	1,999,300	162,043
	Exxon Mobil Corp.	1,801,600	111,321
	ConocoPhillips	1,457,200	83,687
	Occidental
	Petroleum Corp.	611,400	47,873
	Total SA ADR	586,700	30,274
	Marathon Oil Corp.	888,500	29,409
	Williams Cos. Inc.	470,000	8,982
	Southern Union Co.	96,100	2,312
			475,901
Exchange-Traded Fund (1.1%)
2	Vanguard Value ETF	963,400	46,918

Financials (12.0%)
	JPMorgan Chase & Co.	2,861,000	108,918
	Marsh & McLennan
	Cos. Inc.	2,499,400	60,286
	Chubb Corp.	936,762	53,386
	PNC Financial Services
	Group Inc.	893,382	46,375
	ACE Ltd.	737,500	42,959
	Wells Fargo & Co.	1,521,200	38,228
	Toronto-Dominion Bank	384,800	27,806
	American Express Co.	488,800	20,544

Equity Income Fund

		Market
		Value
	Shares	($000)
Credit Suisse Group
AG ADR	412,900	17,573
Travelers Cos. Inc.	288,200	15,015
National Bank of Canada	227,000	14,325
M&T Bank Corp.	121,900	9,973
Assurant Inc.	232,100	9,447
New York Community
Bancorp Inc.	568,200	9,233
Ameriprise Financial Inc.	189,800	8,983
Hudson City Bancorp Inc.	712,700	8,738
RenaissanceRe
Holdings Ltd.	142,800	8,562
American Financial
Group Inc.	198,600	6,073
Bank of Hawaii Corp.	127,700	5,736
MetLife Inc.	90,300	3,472
Endurance Specialty
Holdings Ltd.	76,900	3,061
		518,693
Health Care (11.5%)
Johnson & Johnson	2,331,305	144,448
Pfizer Inc.	6,914,067	118,715
Merck & Co. Inc.	3,195,614	117,631
AstraZeneca PLC ADR	664,600	33,695
Bristol-Myers Squibb Co.	724,232	19,634
Eli Lilly & Co.	493,949	18,044
Abbott Laboratories	233,500	12,198
Medtronic Inc.	357,400	12,001
Cardinal Health Inc.	318,500	10,523
Hill-Rom Holdings Inc.	200,501	7,196
		494,085
Industrials (14.3%)
3M Co.	1,246,700	108,101
General Electric Co.	6,516,672	105,896
Illinois Tool Works Inc.	1,169,400	54,985
Waste Management Inc.	1,516,500	54,200
Eaton Corp.	624,300	51,499
Tyco International Ltd.	1,078,700	39,621
Republic Services Inc.
Class A	1,109,400	33,826
PACCAR Inc.	440,400	21,205
United Technologies Corp.	231,500	16,490
Deere & Co.	215,400	15,031
United Parcel Service Inc.
Class B	219,500	14,638
Schneider Electric SA	106,234	13,496
Northrop Grumman Corp.	210,613	12,769
Parker Hannifin Corp.	153,500	10,754
Caterpillar Inc.	134,600	10,590
Rockwell Automation Inc.	168,000	10,371
Honeywell International Inc.	234,262	10,293
Pitney Bowes Inc.	370,500	7,921
RR Donnelley & Sons Co.	402,310	6,823
Boeing Co.	78,800	5,243
Emerson Electric Co.	70,500	3,713
CSX Corp.	54,900	3,037

		Market
		Value
	Shares	($000)
Lockheed Martin Corp.	40,500	2,887
Deluxe Corp.	100,500	1,923
Raytheon Co.	38,000	1,737
		617,049
Information Technology (8.2%)
Microsoft Corp.	4,853,800	118,870
Intel Corp.	4,086,600	78,585
Analog Devices Inc.	1,889,400	59,289
Texas Instruments Inc.	1,392,400	37,790
Maxim Integrated
Products Inc.	1,467,606	27,165
Taiwan Semiconductor
Manufacturing Co. Ltd.
ADR	1,592,300	16,146
Tyco Electronics Ltd.	240,700	7,033
Xilinx Inc.	149,000	3,965
Molex Inc.	183,600	3,843
Earthlink Inc.	246,100	2,237
		354,923
Materials (4.4%)
Sherwin-Williams Co.	659,100	49,525
EI du Pont de Nemours
& Co.	1,012,427	45,174
PPG Industries Inc.	473,600	34,478
Packaging Corp.
of America	1,079,200	25,005
Lubrizol Corp.	101,600	10,766
Eastman Chemical Co.	139,900	10,353
Valspar Corp.	223,000	7,102
Sonoco Products Co.	168,800	5,645
Dow Chemical Co.	13,100	360
		188,408
Telecommunication Services (3.7%)
AT&T Inc.	4,417,805	126,349
Verizon
Communications Inc.	515,498	16,800
Frontier
Communications Corp.	1,284,801	10,497
Qwest Communications
International Inc.	435,724	2,732
Consolidated
Communications
Holdings Inc.	80,000	1,494
		157,872
Utilities (7.0%)
Xcel Energy Inc.	1,439,500	33,065
Dominion Resources Inc.	712,870	31,124
PG&E Corp.	602,800	27,379
Entergy Corp.	354,700	27,145
NextEra Energy Inc.	460,966	25,072
UGI Corp.	844,900	24,173
American Electric
Power Co. Inc.	628,600	22,774
Northeast Utilities	729,100	21,560
Exelon Corp.	347,500	14,797

Equity Income Fund

			Market
			Value
		Shares	($000)
	Public Service
	Enterprise Group Inc.	381,620	12,624
	DTE Energy Co.	217,700	9,999
	NiSource Inc.	558,100	9,711
	Pinnacle West Capital Corp.	232,400	9,591
	Integrys Energy Group Inc.	176,200	9,173
	IDACORP Inc.	218,100	7,834
	Ameren Corp.	237,000	6,731
	Oneok Inc.	125,671	5,660
	Atmos Energy Corp.	142,510	4,168
	CenterPoint Energy Inc.	44,700	703
	Hawaiian Electric
	Industries Inc.	6,700	151
			303,434
	Total Common Stocks
	(Cost $3,749,302)		4,164,577
	Temporary Cash Investments (3.5%)[1]
	Money Market Fund (2.8%)
3	Vanguard Market Liquidity
	Fund, 0.261%	122,022,136	122,022

		Face	Market
		Amount	Value
		($000)	($000)
Repurchase Agreement (0.5%)
	Goldman Sachs & Co.
	0.250%, 10/4/10
	(Dated 9/30/10,
	Repurchase Value
	$19,600,000,
	collateralized by
	Government National
	Mortgage Assn.
	6.000%, 12/15/39)	19,600	19,600

U.S. Government and Agency Obligations (0.2%)
4,5	Fannie Mae Discount Notes,
	0.300%, 11/3/10	500	500
4,5	Fannie Mae Discount Notes,
	0.240%, 2/16/11	500	499
4,5	Freddie Mac Discount Notes,
	0.321%, 10/25/10	120	120
4,5	Freddie Mac Discount Notes,
	0.250%, 3/21/11	300	300
4,5	Freddie Mac Discount Notes,
	0.271%, 6/7/11	9,000	8,983
4,5	Freddie Mac Discount Notes,
	0.281%, 6/21/11	250	249
			10,651
Total Temporary Cash Investments
(Cost $152,274)			152,273
Total Investments (100.0%)
(Cost $3,901,576)			4,316,850
Other Assets and Liabilities (0.0%)
Other Assets			14,881
Liabilities			(14,143)
			738
Net Assets (100%)			4,317,588

Equity Income Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,634,198
Overdistributed Net Investment Income	(5,009)
Accumulated Net Realized Losses	(728,841)
Unrealized Appreciation (Depreciation)
Investment Securities	415,274
Futures Contracts	1,966
Net Assets	4,317,588

Investor Shares—Net Assets
Applicable to 140,776,733 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,650,993
Net Asset Value Per Share—
Investor Shares	$18.83

Admiral Shares—Net Assets
Applicable to 42,224,248 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,666,595
Net Asset Value Per Share—
Admiral Shares	$39.47

See Note A in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.5% and 0.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $10,651,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1,2]	129,653
Interest[2]	240
Security Lending	326
Total Income	130,219
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,446
Performance Adjustment	565
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,604
Management and Administrative—Admiral Shares	1,506
Marketing and Distribution—Investor Shares	609
Marketing and Distribution—Admiral Shares	315
Custodian Fees	65
Auditing Fees	28
Shareholders’ Reports—Investor Shares	73
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	8
Total Expenses	11,224
Net Investment Income	118,995
Realized Net Gain (Loss)
Investment Securities Sold[2]	53,587
Futures Contracts	5,118
Foreign Currencies	(16)
Realized Net Gain (Loss)	58,689
Change in Unrealized Appreciation (Depreciation)
Investment Securities	261,011
Futures Contracts	694
Change in Unrealized Appreciation (Depreciation)	261,705
Net Increase (Decrease) in Net Assets Resulting from Operations	439,389

1 Dividends are net of foreign withholding taxes of $792,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,267,000, $167,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	118,995	130,251
Realized Net Gain (Loss)	58,689	(770,444)
Change in Unrealized Appreciation (Depreciation)	261,705	223,473
Net Increase (Decrease) in Net Assets Resulting from Operations	439,389	(416,720)
Distributions
Net Investment Income
Investor Shares	(72,980)	(79,799)
Admiral Shares	(46,454)	(51,186)
Realized Capital Gain
Investor Shares	—	(14,956)
Admiral Shares	—	(9,460)
Total Distributions	(119,434)	(155,401)
Capital Share Transactions
Investor Shares	29,451	136,361
Admiral Shares	69,613	(3,445)
Net Increase (Decrease) from Capital Share Transactions	99,064	132,916
Total Increase (Decrease)	419,019	(439,205)
Net Assets
Beginning of Period	3,898,569	4,337,774
End of Period[1]	4,317,588	3,898,569
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,009,000) and ($4,554,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$17.40	$20.02	$27.01	$25.21	$23.73
Investment Operations
Net Investment Income	.526	.585	.770	.733	.703
Net Realized and Unrealized Gain (Loss)
on Investments	1.432	(2.506)	(5.617)	3.215	2.541
Total from Investment Operations	1.958	(1.921)	(4.847)	3.948	3.244
Distributions
Dividends from Net Investment Income	(.528)	(.587)	(.785)	(.730)	(.710)
Distributions from Realized Capital Gains	—	(.112)	(1.358)	(1.418)	(1.054)
Total Distributions	(.528)	(.699)	(2.143)	(2.148)	(1.764)
Net Asset Value, End of Period	$18.83	$17.40	$20.02	$27.01	$25.21

Total Return[1]	11.36%	-9.12%	-18.92%	16.29%	14.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,651	$2,423	$2,626	$3,445	$3,035
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.36%	0.30%	0.29%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.88%	3.76%	3.30%	2.79%	2.94%
Portfolio Turnover Rate	45%	51%	55%	51%	26%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.00%, 0.00%, and (0.01)%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$36.46	$41.97	$56.62	$52.84	$49.74
Investment Operations
Net Investment Income	1.138	1.264	1.673	1.601	1.545
Net Realized and Unrealized Gain (Loss)
on Investments	3.013	(5.269)	(11.772)	6.746	5.324
Total from Investment Operations	4.151	(4.005)	(10.099)	8.347	6.869
Distributions
Dividends from Net Investment Income	(1.141)	(1.270)	(1.705)	(1.595)	(1.560)
Distributions from Realized Capital Gains	—	(.235)	(2.846)	(2.972)	(2.209)
Total Distributions	(1.141)	(1.505)	(4.551)	(4.567)	(3.769)
Net Asset Value, End of Period	$39.47	$36.46	$41.97	$56.62	$52.84

Total Return	11.50%	-9.05%	-18.82%	16.44%	14.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,667	$1,475	$1,711	$2,256	$1,783
Ratio of Total Expenses to
Average Net Assets[1]	0.22%	0.24%	0.18%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.97%	3.89%	3.42%	2.91%	3.08%
Portfolio Turnover Rate	45%	51%	55%	51%	26%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.00%, 0.00%, and (0.01)%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Equity Income Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the FTSE High Dividend Yield Index beginning April 1, 2008. The benchmark change will be fully phased in by March 2011.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $711,000 for the year ended September 30, 2010.

For the year ended September 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets, before an increase of $565,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $758,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Equity Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,151,081	13,496	----
Temporary Cash Investments	122,022	30,251	----
Futures Contracts—Liabilities[1]	(480)	----	----
Total	4,272,623	43,747	----
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2010	357	101,450	1,840
E-mini S&P 500 Index	December 2010	493	28,020	126

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency losses of $16,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Equity Income Fund

For tax purposes, at September 30, 2010, the fund had $3,520,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $696,667,000 to offset future net capital gains of $55,116,000 through September 30, 2017, and $641,551,000 through September 30, 2018. In addition, the fund realized losses of $30,227,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $3,901,576,000. Net unrealized appreciation of investment securities for tax purposes was $415,274,000, consisting of unrealized gains of $597,832,000 on securities that had risen in value since their purchase and $182,558,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $1,815,659,000 of investment securities and sold $1,760,723,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	438,771	23,942	571,703	37,049
Issued in Lieu of Cash Distributions	66,879	3,637	86,878	5,584
Redeemed	(476,199)	(26,097)	(522,220)	(34,497)
Net Increase (Decrease)—Investor Shares	29,451	1,482	136,361	8,136
Admiral Shares
Issued	303,119	7,894	297,028	9,259
Issued in Lieu of Cash Distributions	37,356	969	49,009	1,503
Redeemed	(270,862)	(7,098)	(349,482)	(11,079)
Net Increase (Decrease)—Admiral Shares	69,613	1,765	(3,445)	(317)

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $119,434,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares
Periods Ended September 30, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.36%	1.77%	3.52%
Returns After Taxes on Distributions	10.88	0.75	2.39
Returns After Taxes on Distributions and Sale of Fund Shares	7.99	1.46	2.76

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,007.70	$1.36
Admiral Shares	1,000.00	1,008.00	1.11
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.71	$1.37
Admiral Shares	1,000.00	1,023.97	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112010

Vanguard Growth Equity Fund
Annual Report

September 30, 2010

> For the fiscal year ended September 30, 2010, Vanguard Growth Equity Fund returned 14.54%.

> The fund’s return outpaced that of its benchmark, the Russell 1000 Growth Index, as well as the average return of large-capitalization growth funds.

> Astute stock selection in information technology, consumer discretionary, and health care stocks boosted the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Growth Equity Fund	14.54%
Russell 1000 Growth Index	12.65
Large-Cap Growth Funds Average	10.23
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$8.60	$9.77	$0.075	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Growth Equity Fund returned 14.54% for the 12 months ended September 30, 2010, an encouraging turnaround for a fund that, for each of the two previous years, endured negative results and trailed its benchmark, the Russell 1000 Growth Index. The fund’s return for the 2010 fiscal year surpassed that of the benchmark by nearly 2 percentage points, and beat the average return of large-cap growth funds by more than 4 percentage points.

The fund’s success reflected both improvements in the stock market over the past year and superior stock selections by the fund’s two advisors. The fund benefited most from outstanding picks in the information technology sector.

If you own shares of the fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 23.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to

2

close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that neverthelessraises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

IT stocks bolstered the fund’s results
For the fiscal year ended September 30, 2010, Vanguard Growth Equity Fund handily outpaced its benchmark, the Russell 1000 Growth Index.

The Growth Equity Fund benefited from the strong performance of high-quality growth stocks during the period. Unlike the equity rally of 2009—which was driven substantially by riskier stocks with shaky financials—the rebound over the past year was broad enough to include companies more aligned with the fund’s preferences: the stocks of companies with enduring competitive advantages and strong earnings-growth potential.

The Growth Equity Fund’s success stemmed in large part from the advisors’ selection among information technology stocks. Representing a little less than one-third of the fund’s portfolio, on average, IT stocks contributed close to 40% of its return. Standout performers relative to the benchmark index included software firm VMware (+103%), communications equipment maker F5 Networks (+98%), and Chinese search engine Baidu (+162%). The fund’s heavy weightings in some of the best-performing tech stocks helped it to almost double the return of the index’s tech sector.

Other sectors in the fund that outperformed their respective index sectors included consumer discretionary

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Growth Equity Fund	0.51%	1.37%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Growth Funds.

4

and health care. In consumer discretionary, the fund’s sizable holdings in a select number of stocks across a variety of industries boosted the fund’s relative performance. Household names such as Amazon.com (+68%), Home Depot (+23%), and Walt Disney (+22%) were among the fund’s best performers. The fund also steered clear of some of the sector’s worst performers, including educational-services companies whose business practices have recently come under increased federal scrutiny.

In health care, the fund’s equipment and supplies holdings and pharmaceutical stocks produced strong results. The star performer for the fund’s sector was heart-valve maker Edwards Lifesciences (+92%). Relative performance also got a boost from the fund’s large holdings in pharmaceutical giant Bristol-Meyers Squibb (+26%) and Illumina (+50%), a maker of DNA analysis equipment.

The fund’s weakest spot versus the benchmark index was the consumer staples sector. Although both the fund and benchmark sector weightings exceeded 10% of assets, the index sector’s return was almost twice that of the fund sector’s. Supermarkets and drug stores were major detractors for the fund, with drugstore giant Walgreen (–9%) declining the most, as it faced increased competition and potentially smaller margins from its drug sales.

Total Returns
Ten Years Ended September 30, 2010

Average
Annual Return
Growth Equity Fund	-6.05%
Russell 1000 Growth Index	-3.44
Large-Cap Growth Funds Average	-4.35
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more about your fund’s strategy and the advisors’ outlook, please see the Advisors’ Report following this letter.

Periods of weakness cast shadow on long-term record
Vanguard Growth Equity Fund’s return for the past fiscal year, while impressive, wasn’t enough to make up for its losses over the previous two years. As you consider the fund’s longer-term record, it’s important to remember that it includes two severe market downturns—first, the collapse of the tech bubble earlier in the decade, and second, the recent financial crisis. Together, these two events have significantly dampened some of the strength in the fund’s longer-term record.

Even so, we are disappointed in Vanguard Growth Equity Fund’s –6.05% average annual return for the past ten years. The fund’s return for that period lagged the return of its benchmark index (–3.44%) and the average return of its large-cap growth peer funds (–4.35%).

Although the fund’s past performance may provide some insight into its prospects for future success, such historical analysis isn’t as helpful as it might be, given how the fund might perform in different environments and, more important, the fund’s new management structure. As you may recall, the fund recently changed its advisory arrangement, hiring Jennison Associates LLC and Baillie Gifford Overseas Ltd. over the past two years.

Despite the fund’s poor ten-year record, we remain confident in its prospects. The fund’s advisors have distinguished themselves as excellent growth managers. Their efforts to deliver superior performance are also aided by the fund’s low costs.

Diversification and long-term focus can help combat uncertainty
The stock market’s volatility over the past couple of years has been frustrating for even die-hard investors.

Although the fund’s 2010 fiscal year ended on a high note, it’s impossible to predict the market’s direction down the road. As seasoned investors understand, coping with the stock market’s ups and downs is an integral part of investing. And as you know, to reap the potential rewards of your investment, you must embrace risk.

Our experience suggests that an effective way to cope with market uncertainty is for investors to focus on the long term and build a diversified, well-balanced portfolio.

6

A balanced portfolio with a mix of stock, bond, and short-term investments can help protect your assets from the markets’ worst outcomes while giving you the opportunity to participate in the best.

Vanguard Growth Equity Fund, with its low costs and talented advisory teams, can play an important supporting role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2010

7

Advisors’ Report

For the fiscal year ended September 30, 2010, Vanguard Growth Equity Fund returned 14.54%.Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on October 20, 2010.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
Mick Brewis, Partner and Head of North American Investment Team

For much of the fund’s past fiscal year the U.S. economy seemed to be recovering well, driven by stimulatory monetary and fiscal policies and a corporate sector that

Vanguard Growth Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	299	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Jennison Associates LLC	46	277	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Cash Investments	4	21	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

was doing an impressive job of restoring its profitability and cash generation through timely cost cutting. An upturn in the inventory cycle and healthy global growth also contributed. However, in recent months it has become apparent that the upturn in employment was not strong enough to restore consumer confidence, which was also affected when the stock market fell in the spring amid the European sovereign debt crisis. It appears that consumers are more intent on paying down some of their debt than purchasing new houses or cars.

One bright spot has been demand for information technology products. Apple’s iPhones and iPads have been tremendous successes, and there should still be considerable scope to increase international sales as distribution is broadened. Companies may not have built new factories or offices recently, but they have increased their capital spending on technology. They do this partly to cope with rapidly rising internet data traffic and partly to take advantage of new technologies such as virtualization, which can lower the cost of running their databases. Our holding in F5 Networks, which we bought last December, is a beneficiary of this trend, as is NetApp, a recent purchase that is a leader in network-attached storage.

Other purchases made in the second half of the fiscal period include O’Reilly Automotive and Colgate-Palmolive, stocks that should be able to deliver sustainable earnings growth even in the face of a subdued U.S. economic recovery. The aging of the country’s auto fleet, resulting from reduced sales of new autos, is providing a tailwind for O’Reilly’s auto part sales, while growth in developing markets is boosting Colgate’s strong global toothpaste franchise.

Because we are in the aftermath of a financial crisis, the outlook is, as Federal Reserve Chairman Ben Bernanke put it, “unusually uncertain.” It may be that there will be an extended period of muted economic growth owing to deleveraging. Whatever the path of the recovery, we are optimistic that our holdings will increase their earnings at an above-average rate, at times because they occupy attractive niche markets but more often because of market-share gains based on a durable competitive edge.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher, Managing Director

We build our portfolio from the bottom up based on our research of company fundamentals.

Technology positions contributed most to the portfolio’s return for the period. Baidu, the world’s dominant Chinese-language internet search engine, rose more than 160%. We believe the Chinese search market is still in its early growth stage, and we like Baidu’s improving execution and exploration of long-term monetization opportunities. VMware also climbed more than 100%. Companies use VMware’s

9

software to integrate and manage server, storage, and networking functions, thus lowering their operating costs. We believe VMware is positioned to benefit from greater corporate interest in the use of virtual machines that let multiple network users maintain individualized desktops on a single, centrally located server.

NetApp, which provides tools to simplify storing, managing, protecting, and archiving enterprise data, rose more than 85%. We believe the company is positioned to benefit from growth in the storage business stemming from increased digital content. The strong launch of the iPad, international opportunities, and long-term growth in Mac personal computers made the period favorable for Apple’s stock, which rose more than 50%. We believe the company will continue to benefit from its creativity and innovation in product design and marketing.

In the consumer discretionary sector, Amazon.com’s strong earnings reflected a long-term shift toward e-commerce. In health care, Illumina was a notable contributor. The company’s genotyping, next-generation sequencing, and gene-expression tools isolate and analyze genetic information, allowing researchers to determine which genetic combinations are associated with certain diseases. We expect Illumina to benefit as next-generation sequencing enters what we believe will be a significant growth stage.

Other health care holdings hurt performance. Baxter International fell after it lowered its financial outlook following weakness in its blood plasma products business, and we have since eliminated the shares from the portfolio. Gilead Sciences’ decline reflected reduced earnings and revenue guidance stemming from health care reform.

Stock selection also detracted from the portfolio’s return in financials, where Goldman Sachs and Morgan Stanley were hurt by uncertainty surrounding proposed financial reform legislation.

Current undemanding price/earnings multiples make equities look increasingly attractive. The portfolio holds a number of stocks that we believe have above-average growth potential by virtue of the companies’ business opportunities in rapidly growing markets overseas.

10

Growth Equity Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	83	627	3,920
Median Market Cap $35.7B		$34.9B	$27.3B
Price/Earnings Ratio	20.3x	17.9x	17.1x
Price/Book Ratio	3.6x	3.5x	2.1x
Return on Equity	22.0%	24.7%	19.1%
Earnings Growth Rate 10.8%		11.7%	6.4%
Dividend Yield	1.1%	1.5%	1.8%
Foreign Holdings	4.1%	0.0%	0.0%
Turnover Rate	48%	—	—
Ticker Symbol	VGEQX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	0.48%	—	—
Short-Term Reserves	-3.6%	—	—

The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund's temporary cash position was negative.

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	15.1%	14.7%	11.7%
Consumer Staples	10.8	10.1	10.1
Energy	6.9	10.0	9.7
Financials	7.1	4.6	16.6
Health Care	15.6	10.1	11.2
Industrials	9.8	13.1	11.1
Information
Technology	31.9	31.4	19.0
Materials	1.4	5.0	4.2
Telecommunication
Services	1.2	0.9	2.9
Utilities	0.2	0.1	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.97	0.91
Beta	1.03	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	5.7%
Oracle Corp.	Systems Software	3.4
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	2.7
Progressive Corp.	Property & Casualty
	Insurance	2.5
Cisco Systems Inc.	Communications
	Equipment	2.4
F5 Networks Inc.	Communications
	Equipment	2.3
NetApp Inc.	Computer Storage
	& Peripherals	2.1
Amazon.com Inc.	Internet Retail	2.1
Walgreen Co.	Drug Retail	1.9
VMware Inc. Class A	Systems Software	1.8
Top Ten		26.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratio was 0.51%.

11

Growth Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Growth Equity Fund	14.54%	-0.19%	-6.05%	$5,360
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	0.41	10,421
Russell 1000 Growth Index	12.65	2.06	-3.44	7,046
Large-Cap Growth Funds Average	10.23	0.79	-4.35	6,408

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

See Financial Highlights for dividend and capital gains information.

12

Growth Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.8%)[1]
Consumer Discretionary (14.8%)
*	Amazon.com Inc.	80,266	12,607
	Home Depot Inc.	325,330	10,306
	Walt Disney Co.	237,591	7,867
	NIKE Inc. Class B	88,839	7,120
	Starbucks Corp.	272,770	6,977
*	O’Reilly Automotive Inc.	127,000	6,756
*	CarMax Inc.	227,190	6,330
*	Bed Bath & Beyond Inc.	141,280	6,133
	Coach Inc.	134,915	5,796
	Target Corp.	107,835	5,763
	Omnicom Group Inc.	118,700	4,686
*	Dollar General Corp.	140,696	4,115
	McDonald’s Corp.	54,972	4,096
			88,552
Consumer Staples (10.4%)
	Walgreen Co.	332,990	11,155
	Colgate-Palmolive Co.	132,710	10,200
	PepsiCo Inc.	127,130	8,447
	Brown-Forman Corp.
	Class B	115,680	7,130
	Alberto-Culver Co. Class B	150,642	5,672
	Kraft Foods Inc.	182,409	5,629
	Mead Johnson Nutrition Co.	75,745	4,311
	Wal-Mart Stores Inc.	79,610	4,261
*	Whole Foods Market Inc.	114,495	4,249
	Costco Wholesale Corp.	13,033	840
			61,894
Energy (6.3%)
	Schlumberger Ltd.	260,839	16,070
	Apache Corp.	101,420	9,915
	EOG Resources Inc.	66,400	6,173
	Occidental Petroleum Corp.	71,530	5,601
			37,759
Financials (6.3%)
	Progressive Corp.	711,080	14,840
*	Berkshire Hathaway Inc.
	Class B	118,596	9,806

			Market
			Value
		Shares	($000)
	JPMorgan Chase & Co.	104,959	3,996
*	Markel Corp.	8,190	2,822
	Goldman Sachs Group Inc.	18,801	2,718
	M&T Bank Corp.	31,730	2,596
	Morgan Stanley	29,432	726
			37,504
Health Care (15.2%)
	Bristol-Myers Squibb Co.	369,800	10,025
*	Edwards Lifesciences Corp.	146,980	9,855
	Johnson & Johnson	155,180	9,615
	Teva Pharmaceutical
	Industries Ltd. ADR	124,414	6,563
*	Express Scripts Inc.	127,223	6,196
	Abbott Laboratories	116,242	6,073
*	Celgene Corp.	101,373	5,840
	Alcon Inc.	30,970	5,166
	Shire PLC ADR	73,981	4,977
*	Mylan Inc.	235,854	4,436
*	Medco Health Solutions Inc.	80,720	4,202
*	Illumina Inc.	80,617	3,966
*	Vertex Pharmaceuticals Inc.	113,207	3,914
*	Gilead Sciences Inc.	99,920	3,558
	Techne Corp.	44,270	2,733
	Merck & Co. Inc.	63,330	2,331
	Stryker Corp.	32,970	1,650
			91,100
Industrials (9.3%)
	United Parcel Service Inc.
	Class B	151,880	10,129
	United Technologies Corp.	136,738	9,740
	Danaher Corp.	163,320	6,632
*	Stericycle Inc.	94,670	6,578
	Boeing Co.	93,167	6,199
	Precision Castparts Corp.	48,347	6,157
	Rockwell Automation Inc.	78,760	4,862
	Deere & Co.	50,300	3,510
^	Ritchie Bros Auctioneers Inc.	86,710	1,801
			55,608

13

Growth Equity Fund

			Market
			Value
		Shares	($000)
Information Technology (31.3%)
*	Apple Inc.	119,395	33,878
	Oracle Corp.	748,835	20,106
*	Cisco Systems Inc.	649,261	14,219
*	F5 Networks Inc.	129,740	13,468
*	NetApp Inc.	253,899	12,642
*	VMware Inc. Class A	124,952	10,613
	Microsoft Corp.	373,440	9,146
*	Baidu Inc.	82,534	8,470
	Linear Technology Corp.	272,020	8,359
	International Business
	Machines Corp.	60,705	8,143
*	Google Inc. Class A	14,548	7,649
	Mastercard Inc. Class A	30,619	6,859
*	Juniper Networks Inc.	211,697	6,425
*	Agilent Technologies Inc.	172,381	5,752
	Broadcom Corp. Class A	123,128	4,357
*	Marvell Technology
	Group Ltd.	238,007	4,168
	Intel Corp.	215,947	4,153
*	eBay Inc.	151,650	3,700
*	Adobe Systems Inc.	106,743	2,791
	Tencent Holdings Ltd. ADR	109,010	2,389
			187,287
Materials (1.2%)
	Monsanto Co.	77,860	3,732
	Praxair Inc.	37,230	3,360
			7,092
Telecommunication Services (1.0%)
*	American Tower Corp.
	Class A	115,777	5,935
Total Common Stocks
(Cost $508,883)			572,731
Temporary Cash Investments (3.4%)[1]
Money Market Fund (3.0%)
2,3	Vanguard Market Liquidity
	Fund, 0.261%	17,699,692	17,700

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.4%)
4,5 Freddie Mac Discount Notes,
0.271%, 6/7/11	2,500	2,495
Total Temporary Cash Investments
(Cost $20,195)		20,195
Total Investments (99.2%)
(Cost $529,078)		592,926
Other Assets and Liabilities (0.8%)
Other Assets		30,608
Liabilities[3]		(26,052)
		4,556
Net Assets (100%)
Applicable to 61,133,806 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		597,482
Net Asset Value Per Share		$9.77

At September 30, 2010, net assets consisted of:
		Amount
		($000)
Paid-in Capital		871,268
Undistributed Net Investment Income		879
Accumulated Net Realized Losses		(338,655)
Unrealized Appreciation (Depreciation)
Investment Securities		63,848
Futures Contracts		142
Net Assets		597,482

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,107,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 102.6% and -3.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,119,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $2,495,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Growth Equity Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1]	7,032
Interest[2]	60
Security Lending	85
Total Income	7,177
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,462
Performance Adjustment	(397)
The Vanguard Group—Note C
Management and Administrative	1,852
Marketing and Distribution	147
Custodian Fees	9
Auditing Fees	24
Shareholders’ Reports	18
Trustees’ Fees and Expenses	2
Total Expenses	3,117
Net Investment Income	4,060
Realized Net Gain (Loss)
Investment Securities Sold	26,808
Futures Contracts	2,379
Foreign Currencies	(9)
Realized Net Gain (Loss)	29,178
Change in Unrealized Appreciation (Depreciation)
Investment Securities	50,000
Futures Contracts	(565)
Change in Unrealized Appreciation (Depreciation)	49,435
Net Increase (Decrease) in Net Assets Resulting from Operations	82,673

1 Dividends are net of foreign withholding taxes of $48,000.
2 Interest income from an affiliated company of the fund was $50,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,060	5,772
Realized Net Gain (Loss)	29,178	(202,880)
Change in Unrealized Appreciation (Depreciation)	49,435	122,802
Net Increase (Decrease) in Net Assets Resulting from Operations	82,673	(74,306)
Distributions
Net Investment Income	(5,088)	(4,464)
Realized Capital Gain	—	—
Total Distributions	(5,088)	(4,464)
Capital Share Transactions
Issued	82,529	94,847
Issued in Lieu of Cash Distributions	4,881	4,238
Redeemed	(161,263)	(157,944)
Net Increase (Decrease) from Capital Share Transactions	(73,853)	(58,859)
Total Increase (Decrease)	3,732	(137,629)
Net Assets
Beginning of Period	593,750	731,379
End of Period[1]	597,482	593,750

1 Net Assets—End of Period includes undistributed net investment income of $879,000 and $1,916,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Growth Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.60	$9.46	$13.18	$10.52	$10.05
Investment Operations
Net Investment Income (Loss)	.062	.085	.015	.020	(.009)
Net Realized and Unrealized Gain (Loss)
on Investments	1.183	(.883)	(3.720)	2.640	.480
Total from Investment Operations	1.245	(.798)	(3.705)	2.660	.471
Distributions
Dividends from Net Investment Income	(.075)	(.062)	(.015)	—	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.075)	(.062)	(.015)	—	(.001)
Net Asset Value, End of Period	$9.77	$8.60	$9.46	$13.18	$10.52

Total Return[1]	14.54%	-8.25%	-28.15%	25.29%	4.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$597	$594	$731	$975	$759
Ratio of Total Expenses to
Average Net Assets[2]	0.51%	0.51%	0.72%	0.68%	0.91%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.66%	1.10%	0.18%	0.14%	(0.04%)
Portfolio Turnover Rate	48%	98%	222%	131%	147%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.09%), 0.08%, 0.04%, and 0.19%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

18

Growth Equity Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Jennison Associates LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance since June 30, 2008, relative to the S&P 500 Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance since March 31, 2009, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $397,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

19

Growth Equity Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	572,731	—	—
Temporary Cash Investments	17,700	2,495	—
Futures Contracts—Liabilities[1]	(149)	—	—
Total	590,282	2,495	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2010	48	13,640	248
E-mini S&P 500 Index	December 2010	470	26,712	(106)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency losses of $9,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2010, the fund had $2,862,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $338,361,000 to offset future net capital gains of $136,482,000 through September 30, 2011, $73,821,000 through September 30, 2017, and $128,058,000 through September 30, 2018. Capital loss carryforwards of $327,753,000 expired on September 30, 2010; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

20

Growth Equity Fund

At September 30, 2010, the cost of investment securities for tax purposes was $529,078,000. Net unrealized appreciation of investment securities for tax purposes was $63,848,000, consisting of unrealized gains of $92,672,000 on securities that had risen in value since their purchase and $28,824,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2010, the fund purchased $279,409,000 of investment securities and sold $343,116,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	8,902	12,991
Issued in Lieu of Cash Distributions	535	629
Redeemed	(17,309)	(21,902)
Net Increase (Decrease) in Shares Outstanding	(7,872)	(8,282)

I. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Growth Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 17, 2010

Special 2010 tax information (unaudited) for Vanguard Growth Equity Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $5,088,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth Equity Fund
Periods Ended September 30, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.54%	-0.19%	-6.05%
Returns After Taxes on Distributions	14.40	-0.25	-6.09
Returns After Taxes on Distributions and Sale of Fund Shares	9.62	-0.17	-4.90

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return	$1,000.00	$1,004.11	$2.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.54

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5440 112010

Vanguard PRIMECAP Core Fund
Annual Report

September 30, 2010

> Vanguard PRIMECAP Core Fund returned more than 10% for the 2010 fiscal year, in line with its benchmark index and just ahead of the average return of peer funds.

> Information technology, industrial, and consumer discretionary stocks—three of the fund’s largest sectors—accounted for most of its return.

> Performance varied widely among the fund’s health care stocks, leading to a slight decline for the fund’s second-largest sector.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard PRIMECAP Core Fund	10.39%
MSCI US Prime Market 750 Index	10.68
Multi-Cap Core Funds Average	9.82
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$11.42	$12.51	$0.094	$0.000

1

Chairman’s Letter

Dear Shareholder,

The gains of about 12% notched by Vanguard PRIMECAP Core Fund, and the broad U.S. stock market, during the first half of the fiscal year gave way to modest losses in the second half. For the 12 months ended September 30, 2010, the fund returned 10.39%, in line with the result of its unmanaged benchmark (the MSCI US Prime Market 750 Index) and just ahead of the average return of multi-capitalization core funds.

The apparent similarity between the fund’s return and that of its benchmark masked several substantial variations that stem from the distinctive investment strategy of the fund’s advisor, PRIMECAP Management Company. Perhaps most notable are outsized investments in information technology and health care, minimal holdings in the financial sector, and a patient, low-turnover style—features that have rewarded the fund’s shareholders since its inception in December 2004. Although health care held back the fund’s performance in fiscal 2010, the advisor’s decisions in the tech and financial sectors—and among industrial stocks—were rewarding.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices

2

through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Consistent themes produced some inconsistent results
In recent years, the sizable technology sector has dominated the PRIMECAP Core Fund’s performance—accounting for almost two-thirds of its decline in fiscal-year 2008 and much of its rebound in fiscal 2009. In the past year, however, IT stocks shared the spotlight with two smaller sectors.

Both industrial (+28%) and consumer discretionary (+22%) stocks benefited from a U.S. economy that was slowly on the mend and on the move. Together, these two sectors represented less than one-third of the fund’s market value, on average, but accounted for almost two-thirds of the fund’s total return for the year. Among the best industrial contributors were air freight and logistics companies, railroads, heavy machinery makers, and top-ten holding Southwest Airlines. Rising consumer confidence lifted a broad cross section of companies, including brick-and-mortar retailers, Amazon.com, and DIRECTV.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.54%	1.20%

The fund expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Multi-Cap Core Funds.

4

Although the fund’s IT holdings (+13%) generated mixed results, they were able to add about 3 percentage points to the fund’s total return. Some of the fund’s software companies declined, but top-ten holdings Intuit and Oracle made significant contributions. Computer storage and semiconductor companies also had rising fortunes, but BlackBerry maker Research In Motion was a disappointment.

In contrast, the fund’s health care stocks almost broke even for the year, with several holdings remaining weak for reasons that seemed to have little to do with the eventual passage of health care reform. Results diverged notably for the fund’s three top-ten pharmaceuticals: Eli Lilly and Novartis notched double-digit gains, while Roche Holding finished in the red. A similar dichotomy existed among biotech holdings: Biogen Idec advanced, but top-ten holding Amgen lost ground.

Compared with the benchmark index, five of the fund’s sectors outperformed and five lagged. Financials gave the greatest boost, thanks to a small stake in the sector (which fell in the index but advanced in the fund) and adroit stock selection among insurance companies. Industrials also provided a strong assist. In the materials sector, Potash Corp. of Saskatchewan—a fertilizer maker, and takeover target, that is not included in the all-U.S. benchmark—was another big plus for the fund, but it was offset by Monsanto. Health care holdings pulled down the fund’s return relative to its benchmark by about 2 percentage points.

Total Returns
Inception Through September 30, 2010

Average
Annual Return
PRIMECAP Core Fund (Returns since inception: 12/9/2004)	5.20%
MSCI US Prime Market 750 Index	1.99
Multi-Cap Core Funds Average	1.56
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

A patient approach can reap rewards
The up-and-down path of the U.S. stock market over the past 12 months was not unlike historical patterns of market returns from year to year. Also, over time, growth and value stocks have often traded places in the performance rankings, as have large- and small-cap stocks. Because we can’t predict such twists and turns, it helps to diversify your holdings among and within stocks, bonds, and money market funds, in proportions that are consistent with your risk tolerance and time horizon.

Vanguard PRIMECAP Core Fund can play an important role in such a balanced portfolio. Although your fund does not have a ten-year track record yet, its average annual return since inception in late 2004 has been more than 3 percentage points ahead of its comparative standards. While there’s no assurance that this outperformance will continue, the advisor’s patient and disciplined approach—more like the proverbial tortoise than the hare—can help you reach your investment goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2010

6

Advisor’s Report

For the fiscal year ended September 30, 2010, Vanguard PRIMECAP Core Fund returned 10.39%, slightly below the 10.68% return of the unmanaged benchmark, the MSCI US Prime Market 750 Index, and above the 9.82% average return of multi-capitalization core fund competitors. The fund’s holdings in health care, its second-largest sector, detracted from the year’s results, but this was partially offset by positive contributions from the fund’s holdings in the industrials and information technology sectors.

Investment environment
In a year characterized by considerable volatility in equity markets, the major indexes managed to post gains. For example, the S&P 500 Index advanced slightly more than 10%, largely on the strength of a rally in September 2010. Taking a longer perspective, the S&P 500 ended the fiscal year approximately 70% higher than its March 2009 low, but remains more than 25% below the peak levels reached in October 2007.

The National Bureau of Economic Research recently determined that the recession, which began in late 2007, officially ended in June 2009. However, growth in the U.S. economy continues to be modest, unemployment hovers near 10%, and housing markets remain weak. Uncertainty regarding the future course of tax rates, regulatory reforms, monetary and fiscal policies, and the overall fragility of the economic recovery cloud the investment outlook.

Although stock prices have risen dramatically over the past 18 months, valuations appear attractive, especially given the low interest rate environment. Corporate earnings have also improved as business activity has rebounded, allowing many companies to improve their balance sheets during this period. We have found compelling purchase opportunities over the past year in companies with strong growth prospects, solid balance sheets, and attractive valuations.

Management of the fund
Our investment philosophy and process have not changed. We rely on fundamental, in-depth research to find companies whose revenue and earnings will, in our opinion, grow more rapidly over a three-to-five-year horizon than current valuations might suggest. In doing so, we focus on assessing the fundamental value of a company relative to the market price of its stock.

This bottom-up, stock-by-stock investment strategy has led us to build and maintain significant investments in technology and health care companies that we believe offer superior appreciation potential. The following discussion focuses on these two sectors, which on average represented

7

nearly half of the fund’s market value (but less than one-third of the benchmark’s) during the fiscal year.

Technology
The fund’s information technology holdings, which represented about one-quarter of its market value, returned almost 13% in the fiscal year, ahead of the approximately 11% return of the technology sector in the benchmark index. In our judgment, technology remains an attractive investment area for several reasons. First, internet usage continues to grow, driven by social networking, e-commerce, and the emergence of new devices such as smartphones and tablet computers. Second, demand for semiconductors, computer hardware, and storage remains robust as consumers and enterprises generate ever greater amounts of data, photos, and videos. Third, emerging middle-class consumers in developing economies represent a vast new audience for technology products and services. Finally, technology companies have strong balance sheets with cash at record levels and reasonable stock valuations.

SanDisk and Intuit were significant contributors to the fund’s results, posting gains of almost 70% and more than 50%, respectively. SanDisk, a leading manufacturer of flash memory used in smartphones and tablet computers, has benefited from the strong growth in unit sales of these devices. Intuit, a top-ten holding, successfully raised prices for both its TurboTax consumer and QuickBooks small business software products. The company is also expanding into medical-payments processing and online banking software.

Research In Motion, maker of BlackBerry smartphones, was a notable detractor from the fund’s performance. Despite very strong revenue and earnings growth this year, its stock declined as concerns mounted that the BlackBerry will lose market share to Android devices and Apple’s iPhone. We believe the BlackBerry franchise remains a vibrant ecosystem that offers customers distinct advantages in security, reliability, and messaging.

Overall, we remain optimistic about the fund’s overweight position in the technology sector. These well-capitalized companies are highly profitable and continue to invest in innovation that should drive future growth and profitability as they expand into new markets for their products and services.

Health care
The fund’s health care stocks posted disappointing returns for the fiscal year, lagging the MSCI US Prime Market 750 Index’s health care sector, which in turn lagged the overall index. The sector has been challenged with unfavorable news this year. The Patient Protection and Affordable Care Act passed in March will

8

lead to various forms of pricing pressure for the sector. The weak economy and high unemployment have emboldened employers to require more of their employees in terms of co-pays and sharing premiums for health care plans, thereby reducing demand for some health care products. European austerity measures have also hurt health care companies selling products in that region.

Despite these negatives, we remain optimistic about our health care holdings, which are concentrated in the biotech-nology, pharmaceutical, and medical device industries. The fund’s largest holding is Amgen. This biotechnology company recently received Food and Drug Administration (FDA) approval to market Prolia for the treatment of osteoporosis in post-menopausal women. Prolia is also awaiting an FDA decision on its use in treating skeletal-related events and may be considered for a third indication—to prevent bone metastases in cases of prostate cancer. We don’t believe Amgen’s below-market valuation reflects the potential of Prolia and other Amgen pipeline drugs to meet the tremendous demand from patients.

Pharmaceuticals makers Novartis and Eli Lilly, two of the fund’s largest holdings, showed double-digit gains for the year. Novartis has one of the most productive research and development platforms in the industry, with more products approved by the FDA than any other pharmaceutical company over the last decade. Novartis has also broadened its portfolio into areas with strong growth prospects, such as personal care products, vaccines, and eye care, the last of these through its purchase of Alcon. Eli Lilly has not been as successful as Novartis in developing and launching new drugs. Its recent launch of the blood thinner Effient has been disappointing. Concerns over patent expirations, especially for blockbusters Zyprexa and Cymbalta, weigh on the stock. Our thesis for Eli Lilly remains pinned on its low valuation and commitment to research and development; it has 30 products in late-stage clinical trials (phase two or three) or under regulatory review. Both Novartis and Eli Lilly are increasingly investing in biologic therapies, which should provide longer exclusivity periods than easy-to-copy, small-molecule therapies.

We remain optimistic that the fund’s overweight position in this sector will help results going forward. The pricing concerns raised by the recently passed health care legislation should be offset, in part, by the 30 million currently uninsured who will gain coverage as a result. We believe that pharmaceutical and medical device products currently in development will represent a far more efficient way, both in terms of cost and efficacy, to treat diseases like Alzheimer’s, diabetes, and cancer than the alternatives available today. Within the United States, baby

9

boomers, the first of whom turn 65 next year, will provide two decades of increased demand for health care products. Outside the United States, there is an even larger opportunity in the emerging markets, where people want better health care products as a critical component of a higher standard of living.

Other sector highlights
As a group, industrial and consumer discretionary stocks were among the year’s best sectors in both the fund and the benchmark index. Stock selection and the fund’s overweight positions helped its relative results. Boeing and Southwest Airlines were strong contributors; we believe that Southwest’s recently announced plan to acquire AirTran will prove to be a good strategic decision. Among consumer discretionary companies, Amazon.com and DIRECTV were two of the largest contributors to the fund’s results.

Given our long-standing concerns about leverage and lack of transparency in the banking sector, we generally remain negatively disposed toward financials stocks. The fund has only a modest stake in the sector, primarily in insurance companies, but its holdings fared well, in contrast to the financials sector’s decline in the index. In the materials sector, the fund’s holdings had mixed results. Monsanto struggled because of reports that its latest generation of seeds failed to produce expected yield gains, and Vulcan Materials declined as the spending environment for both residential and nonresidential construction and infrastructure remained challenging. Conversely, Potash Corp. of Saskatchewan added almost a full percentage point to the fund’s return.

Outlook
Looking ahead to the 2011 fiscal year and beyond, we view the prospects for equity returns relative to most other asset classes as encouraging. With the earnings yield (a measure of valuation) on stocks approaching 8% versus less than 3% for a 10-year Treasury bond and less than 1% for a money market fund, we believe that stocks have significant potential for appreciation and that valuations are attractive. However, while we are on balance optimistic, our outlook is tempered by several macro-level concerns.

We are concerned that the current fiscal and monetary policies in the United States may ultimately lead to a rise in inflation and a weaker U.S. dollar—which recently touched a 15-year low against the Japanese yen and has weakened against the euro. Increased regulations and other government intervention into the private sector are even more troubling, as they distort economic incentives. We believe that market forces result in a more efficient allocation of resources than government programs.

10

Longer-term, the recent problems in Greece and other European countries demonstrate the challenge of sustaining fiscal policies that increase government spending more rapidly than the growth rate of the broader economy. The United States faces a similar challenge not only at the federal level but also at the state and local government levels—where spending needs and future obligations are increasing faster than tax revenues.

Despite these concerns, we hold a generally positive outlook for U.S. equities. In addition to attractive valuations, we would highlight three factors. First, many U.S. corporations today generate a meaningful and increasing portion of their revenues and earnings from outside the United States. The opportunities for growth globally, particularly in developing economies, will result in many corporations increasing earnings more rapidly than the rate of economic growth in the U.S. Second, we believe the pace of innovation in U.S. companies continues to accelerate. We expect that the substantial investments in research and development, particularly by health care and technology companies, will lead to new and unforeseen growth opportunities that are not reflected in current expectations. Finally, the balance sheets of corporate America are as strong and liquid as they have ever been. This will afford companies great financial flexibility during challenging economic times.

PRIMECAP Management Company
October 20, 2010

11

PRIMECAP Core Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Number of Stocks	136	750	3,920
Median Market Cap $28.5B		$35.6B	$27.3B
Price/Earnings Ratio	17.3x	16.1x	17.1x
Price/Book Ratio	2.7x	2.1x	2.1x
Return on Equity	19.4%	20.1%	19.1%
Earnings Growth Rate	8.9%	6.6%	6.4%
Dividend Yield	1.5%	2.0%	1.8%
Foreign Holdings	15.5%	0.0%	0.0%
Turnover Rate	8%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.54%	—	—
30-Day SEC Yield	0.78%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund 750 Index		Index
Consumer
Discretionary	14.2%	10.8%	11.7%
Consumer Staples	2.2	10.6	10.1
Energy	6.7	11.1	9.7
Financials	5.5	15.2	16.6
Health Care	21.2	12.0	11.2
Industrials	16.3	10.7	11.1
Information
Technology	25.1	18.9	19.0
Materials	7.8	3.8	4.2
Telecommunication
Services	0.3	3.2	2.9
Utilities	0.7	3.7	3.5

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	Index
R-Squared	0.95	0.96
Beta	0.96	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	4.0%
Eli Lilly & Co.	Pharmaceuticals	3.2
Novartis AG ADR	Pharmaceuticals	3.0
Roche Holding AG	Pharmaceuticals	2.7
Southwest Airlines Co.	Airlines	2.5
Intuit Inc.	Application
	Software	2.5
Marsh & McLennan Cos.	Insurance Brokers
Inc.		2.4
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	2.2
Oracle Corp.	Systems Software	2.2
Boeing Co.	Aerospace &
	Defense	2.2
Top Ten		26.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratio was 0.51%.

12

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 9, 2004, Through September 30, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/9/2004)	Investment
PRIMECAP Core Fund	10.39%	4.10%	5.20%	$13,420
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	2.28	11,397
MSCI US Prime Market 750 Index	10.68	1.10	1.99	11,212
Multi-Cap Core Funds Average	9.82	0.51	1.56	10,942

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Core Fund

Fiscal-Year Total Returns (%): December 9, 2004, Through September 30, 2010

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

14

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.2%)
Consumer Discretionary (13.9%)
*	Bed Bath & Beyond Inc.	2,051,991	89,077
*	Amazon.com Inc.	502,800	78,970
	WhirlpoolCorp.	891,800	72,200
*	CarMax Inc.	2,003,700	55,823
*	DIRECTV Class A	1,184,225	49,299
*	Kohl’s Corp.	856,900	45,142
	TJX Cos. Inc.	1,005,100	44,858
	Walt Disney Co.	1,236,100	40,927
	Sony Corp. ADR	1,255,600	38,823
	Mattel Inc.	994,600	23,333
	Target Corp.	396,250	21,176
	Best Buy Co. Inc.	442,600	18,071
	Nordstrom Inc.	440,400	16,383
	Lowe’s Cos. Inc.	725,900	16,180
	Carnival Corp.	370,000	14,138
	Chico’sFAS Inc.	850,000	8,942
	Expedia Inc.	108,250	3,054
			636,396
Consumer Staples (2.2%)
	Kellogg Co.	765,500	38,665
	Procter & Gamble Co.	298,000	17,871
	PepsiCo Inc.	234,400	15,574
	Avon Products Inc.	424,600	13,634
	Costco Wholesale Corp.	100,000	6,449
	Sysco Corp.	197,700	5,638
			97,831
Energy (6.7%)
	Schlumberger Ltd.	1,017,500	62,688
	EOG Resources Inc.	502,000	46,671
	National Oilwell Varco Inc.	883,000	39,267
*	McDermott
	International Inc.	1,578,900	23,336
^	Cameco Corp.	780,000	21,629
	Cenovus Energy Inc.	705,000	20,283
	Cabot Oil & Gas Corp.	623,200	18,765
	Noble Energy Inc.	200,000	15,018
	Peabody Energy Corp.	235,000	11,517
	Encana Corp.	321,000	9,704

			Market
			Value
		Shares	($000)
	Hess Corp.	150,000	8,868
*	Exterran Holdings Inc.	250,000	5,677
	Murphy Oil Corp.	87,000	5,387
*	Transocean Ltd.	67,000	4,307
*	Pride International Inc.	120,000	3,532
	Petroleo Brasileiro
	SA ADR Type A	80,000	2,626
*	Southwestern Energy Co.	50,000	1,672
	Petroleo Brasileiro SA ADR	39,600	1,436
*	Cameron International Corp.	16,000	687
	Noble Corp.	20,000	676
*	Seahawk Drilling Inc.	2,666	23
			303,769
Financials (5.4%)
	Marsh & McLennan
	Cos. Inc.	4,635,000	111,796
*	Berkshire Hathaway Inc.
	Class B	590,000	48,781
	ChubbCorp.	600,000	34,194
	DiscoverFinancial
	Services	1,295,400	21,607
	Wells Fargo & Co.	550,000	13,822
	Progressive Corp.	600,000	12,522
	Bank of New York
	Mellon Corp.	216,982	5,670
			248,392
Health Care (20.8%)
*	Amgen Inc.	3,296,800	181,687
	Eli Lilly & Co.	3,953,900	144,436
	Novartis AG ADR	2,356,000	135,870
	Roche Holding AG	892,100	121,889
	Medtronic Inc.	2,754,500	92,496
*	Waters Corp.	950,294	67,262
*	Biogen Idec Inc.	1,062,500	59,627
	GlaxoSmithKline
	PLC ADR	1,164,400	46,017
	Johnson & Johnson	597,000	36,990
*	Boston Scientific Corp.	4,849,400	29,727
	Sanofi-Aventis SA ADR	608,200	20,223
*	Illumina Inc.	163,900	8,064

15

PRIMECAP Core Fund

			Market
			Value
		Shares	($000)
*	Dendreon Corp.	102,600	4,225
*	Cerner Corp.	36,000	3,024
			951,537
Industrials (16.0%)
	Southwest Airlines Co.	8,734,125	114,155
	Boeing Co.	1,502,900	100,003
	United Parcel
	Service Inc. Class B	1,189,950	79,358
	Honeywell
	International Inc.	1,530,000	67,228
	FedEx Corp.	709,200	60,637
	Expeditors International
	of Washington Inc.	1,047,200	48,412
	Caterpillar Inc.	554,450	43,624
	Rockwell Automation Inc.	454,000	28,026
	Union Pacific Corp.	326,150	26,679
	Norfolk Southern Corp.	419,600	24,970
	CH Robinson
	Worldwide Inc.	310,000	21,675
*	AMR Corp.	3,237,740	20,301
^	RitchieBros
	Auctioneers Inc.	931,000	19,337
*	Babcock & Wilcox Co.	864,450	18,396
	SPX Corp.	258,000	16,326
	Canadian Pacific
	Railway Ltd.	231,430	14,101
	Cummins Inc.	105,700	9,574
	Deere & Co.	99,000	6,908
	Goodrich Corp.	89,600	6,606
	Republic Services Inc.
	Class A	69,435	2,117
*	ChicagoBridge &
	Iron Co. NV	60,000	1,467
*	Jacobs Engineering
	Group Inc.	10,000	387
			730,287
Information Technology (24.6%)
*	Intuit Inc.	2,560,000	112,154
	Oracle Corp.	3,795,800	101,917
*	Google Inc. Class A	170,000	89,384
	Texas Instruments Inc.	3,098,800	84,101
*	EMC Corp.	3,221,000	65,419
	Telefonaktiebolaget LM
	Ericsson ADR	5,701,200	62,542
	ASML Holding NV ADR	2,044,900	60,795
*	Electronic Arts Inc.	3,487,200	57,295
*	SanDisk Corp.	1,395,066	51,129
	MicrosoftCorp.	1,994,200	48,838
	Altera Corp.	1,604,100	48,380
*	Flextronics
	International Ltd.	7,925,000	47,867
	QUALCOMM Inc.	971,600	43,839
*	Symantec Corp.	2,263,500	34,337
	Corning Inc.	1,756,300	32,105

			Market
			Value
		Shares	($000)
	Intel Corp.	1,627,700	31,301
*	Research In Motion Ltd.	584,300	28,450
	Applied Materials Inc.	2,258,000	26,373
	KLA-TencorCorp.	444,600	15,663
*	Motorola Inc.	1,764,000	15,047
	Accenture PLC Class A	298,900	12,700
	Hewlett-Packard Co.	277,000	11,653
*	CiscoSystems Inc.	487,800	10,683
*	eBayInc.	304,600	7,432
*	NVIDIA Corp.	530,000	6,190
*	Adobe Systems Inc.	195,400	5,110
*	Apple Inc.	17,000	4,824
	Activision Blizzard Inc.	380,000	4,112
*	Agilent Technologies Inc.	70,000	2,336
*	Yahoo! Inc.	150,000	2,125
	XilinxInc.	37,300	993
	Intersil Corp. Class A	25,000	292
			1,125,386
Materials (7.6%)
	Potash Corp. of
	Saskatchewan Inc.	710,100	102,283
	Monsanto Co.	1,396,950	66,956
	Vulcan Materials Co.	1,573,700	58,101
	Praxair Inc.	354,700	32,015
	Newmont Mining Corp.	440,000	27,636
	FMC Corp.	350,000	23,943
	Freeport-McMoRan
	Copper & Gold Inc.	195,700	16,711
	Domtar Corp.	147,400	9,519
	Weyerhaeuser Co.	402,068	6,337
	International Paper Co.	100,000	2,175
*	Crown Holdings Inc.	55,000	1,576
	Alcoa Inc.	127,300	1,542
			348,794
Telecommunication Services (0.3%)
*	Sprint Nextel Corp.	3,363,650	15,574

Utilities (0.7%)
	Public Service
	Enterprise Group Inc.	340,000	11,247
	Edison International	250,000	8,598
*	AES Corp.	726,800	8,249
	NextEra Energy Inc.	56,700	3,084
			31,178
Total Common Stocks
(Cost $3,928,266)			4,489,144
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
1,2	Vanguard Market
	Liquidity Fund, 0.261%
	(Cost $108,840)	108,839,751	108,840
Total Investments (100.6%)
(Cost $4,037,106)			4,597,984

16

PRIMECAP Core Fund

Market
Value
($000)
Other Assets and Liabilities (-0.6%)
Other Assets	4,741
Liabilities[2]	(33,541)
(28,800)
Net Assets (100%)
Applicable to 365,369,188 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,569,184
Net Asset Value Per Share	$12.51

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	4,125,064
Undistributed Net Investment Income	35,548
Accumulated Net Realized Losses	(152,391)
Unrealized Appreciation (Depreciation)
Investment Securities	560,878
Foreign Currencies	85
Net Assets	4,569,184

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $18,975,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $19,434,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends[1]	71,785
Interest[2]	414
Security Lending	671
Total Income	72,870
Expenses
Investment Advisory Fees—Note B	14,245
The Vanguard Group—Note C
Management and Administrative	7,714
Marketing and Distribution	1,154
Custodian Fees	84
Auditing Fees	24
Shareholders’ Reports	66
Trustees’ Fees and Expenses	7
Total Expenses	23,294
Net Investment Income	49,576
Realized Net Gain (Loss)
Investment Securities Sold	(57,063)
Foreign Currencies	(28)
Realized Net Gain (Loss)	(57,091)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	441,198
Foreign Currencies	86
Change in Unrealized Appreciation (Depreciation)	441,284
Net Increase (Decrease) in Net Assets Resulting from Operations	433,769

1 Dividends are net of foreign withholding taxes of $2,131,000.
2 Interest income from an affiliated company of the fund was $414,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	49,576	33,989
Realized Net Gain (Loss)	(57,091)	(73,798)
Change in Unrealized Appreciation (Depreciation)	441,284	231,060
Net Increase (Decrease) in Net Assets Resulting from Operations	433,769	191,251
Distributions
Net Investment Income	(35,722)	(34,373)
Realized Capital Gain	—	—
Total Distributions	(35,722)	(34,373)
Capital Share Transactions
Issued	534,174	1,403,364
Issued in Lieu of Cash Distributions	32,212	30,939
Redeemed[1]	(640,251)	(599,122)
Net Increase (Decrease) from Capital Share Transactions	(73,865)	835,181
Total Increase (Decrease)	324,182	992,059
Net Assets
Beginning of Period	4,245,002	3,252,943
End of Period[2]	4,569,184	4,245,002

1 Net of redemption fees for fiscal 2010 and 2009 of $819,000 and $1,191,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $35,548,000 and $21,722,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.42	$11.41	$14.03	$12.28	$10.98
Investment Operations
Net Investment Income	.133[1]	.097	.138[2]	.095	.090
Net Realized and Unrealized Gain
(Loss) on Investments	1.051	.030	(2.417)	1.861	1.289
Total from Investment Operations	1.184	.127	(2.279)	1.956	1.379
Distributions
Dividends from Net Investment Income	(.094)	(.117)	(.110)	(.095)	(.050)
Distributions from Realized Capital Gains	—	—	(.231)	(.111)	(.029)
Total Distributions	(.094)	(.117)	(.341)	(.206)	(.079)
Net Asset Value, End of Period	$12.51	$11.42	$11.41	$14.03	$12.28

Total Return[3]	10.39%	1.45%	-16.52%	16.10%	12.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,569	$4,245	$3,253	$3,305	$2,208
Ratio of Total Expenses to
Average Net Assets	0.51%	0.54%	0.50%	0.55%	0.60%
Ratio of Net Investment Income to
Average Net Assets	1.09%[1]	1.10%	1.12%[2]	0.73%	0.90%
Portfolio Turnover Rate	8%	5%	9%	10%	5%

1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.15%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.027 and 0.23%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

21

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2010, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $793,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,367,255	121,889	—
Temporary Cash Investments	108,840	—	—
Total	4,476,095	121,889	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2010, the fund realized net foreign currency losses of $28,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended September 30, 2010, the fund realized $6,396,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

22

PRIMECAP Core Fund

For tax purposes, at September 30, 2010, the fund had $41,158,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $89,089,000 to offset future net capital gains of $15,115,000 through September 30, 2017, and $73,974,000 through September 30, 2018. In addition, the fund realized losses of $54,028,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $4,046,382,000. Net unrealized appreciation of investment securities for tax purposes was $551,602,000, consisting of unrealized gains of $845,161,000 on securities that had risen in value since their purchase and $293,559,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $526,129,000 of investment securities and sold $379,768,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	44,581	148,431
Issued in Lieu of Cash Distributions	2,634	3,602
Redeemed	(53,549)	(65,435)
Net Increase (Decrease) in Shares Outstanding	(6,334)	86,598

H. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of the Vanguard PRIMECAP Core Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Vanguard PRIMECAP Core Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $35,722,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2010

			Since
	One	Five	Inception
	Year	Years	(12/9/2004)
Returns Before Taxes	10.39%	4.10%	5.20%
Returns After Taxes on Distributions	10.26	3.85	4.98
Returns After Taxes on Distributions and Sale of Fund Shares	6.91	3.48	4.45

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return	$1,000.00	$985.82	$2.54
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.51	2.59

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2010: $76,000
Fiscal Year Ended September 30, 2009: $68,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2010: $3,607,060
Fiscal Year Ended September 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2010: $791,350
Fiscal Year Ended September 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2010: $336,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2010: $16,000
Fiscal Year Ended September 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2010: $352,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

          (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
          (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

VANGUARD FENWAY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number
33-53683, Incorporated by Reference.